UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event): February 20, 2025

GLASSBRIDGE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-14310

Delaware	41-1838504
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

551 Madison Ave Suite 800 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 220-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

The audit committee (the “Audit Committee”) of the Board of Directors of GlassBridge Enterprises Inc. (the “Company”) dismissed Turner, Stone & Company, L.L.P. (“Turner Stone & Company”) as its independent registered public accounting firm effective as of February 20, 2025.

To date, the Company has not filed its annual reports on Form 10-K for the years ended December 31, 2024 or December 31, 2023. For the years ended December 31, 2022 and 2021, the audit reports of Turner Stone & Company did not contain an adverse, disclaimer of, or qualified opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim periods through February 20, 2025, there were no disagreements, within the meaning of Item304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with Turner Stone & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company has provided Turner Stone & Company with the disclosures under this Item 4.01(a), and has requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. Turner Stone & Company’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On February 10, 2025, the Audit Committee approved the engagement of Withum Smith+Brown, PC (“Withum”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to completion of Withum’s standard client acceptance process to be effective immediately upon the termination of Turner Stone & Company. This decision was made pursuant to the authority of the Audit Committee as specified in its charter. On February 20, 2025, the Company executed the Withum engagement letter.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through February 20, 2025 neither the Company, nor any party on behalf of the Company, consulted with Withum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Withum that Withum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Turner, Stone & Company, L.L.P. dated March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlassBridge Enterprises, Inc.
(REGISTRANT)

Date:	March 10, 2025	By:	/s/ Daniel Strauss
Daniel Strauss
Chief Executive Officer

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